SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 13, 1996


                          MONONGAHELA POWER COMPANY
           (Exact name of registrant as specified in its charter)

      Ohio                     1-5164                 13-5229392
(State or other               (Commission File       (IRS Employer
 jurisdiction of               Number)                Identification
 incorporation)                                       Number)


                            1310 Fairmont Avenue
                       Fairmont, West Virginia  26554
                  (Address of principal executive offices)


Registrant's telephone number,
  including area code:                                    (304)  366-3000

Item 5.   Other Events.


            In March 1996, certain executive officers of Monongahela Power Company entered into change of control employment contracts with Allegheny Power System, Inc.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


            (c)  Exhibits

                 10.1 Form of Employment Contract with Certain Executive Officers Under Age 55

                 10.2 Form of Employment Contract with Certain Executive Officers Over Age 55




                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MONONGAHLEA POWER COMPANY



Dated:  April 11, 1996                        By:    CAROL G. RUSS
                                              Name:  Carol G. Russ
                                              Title: Counsel

                                 Exhibit Index


Item No. 1       10.1  Form of Employment Contract with Certain Executive
                       Officers Under Age 55

                 10.2 Form of Employment Contract with Certain Executive Officers Over Age 55











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